FORM 8-K - CURRENT REPORT

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: June 30, 1998

                         NATIONAL PROPERTY INVESTORS 5
             (Exact name of registrant as specified in its charter)

             California               0-11095                22-2385051
  (State or other jurisdiction of   (Commission           (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                              Number)

     One Insignia Financial Plaza
         Post Office Box 1089
      Greenville, South Carolina                                29602
(Address of principal executive office)                       (Zip Code)

       Registrant's telephone number, including area code (864) 239-1000


ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

  On June 30, 1998, The Village Apartments located in Voorhees Township, New Jersey, was sold to an unaffiliated party, Village Group Limited Partnership. The adjusted sales price was $30,102,400. Part of the proceeds were used to pay off the debt encumbering the property. The Managing General Partner plans to distribute the net proceeds to the partners during the third quarter of 1998.

  National Property Investors 5 (the "Partnership") owned The Village Apartments as a tenant-in-common with National Property Investors 6 ("NPI 6"), an affiliated public limited partnership. NPI 6 owned a 75.972% undivided interest with the Partnership owning the remaining 24.028%.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(b)           Pro forma financial information

   The required pro forma financial information will be provided in the Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1998.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NATIONAL PROPERTY INVESTORS 5

                         By:  NPI EQUITY INVESTMENTS, INC.
                              Its Managing General Partner

                         By:  /s/ William H. Jarrard, Jr.
                              William H. Jarrard, Jr.
                              President and Director

                         By:  /s/ Ronald Uretta
                              Ronald Uretta
                              Vice President and Treasurer

                         Date: July 15, 1998